Delta Air Lines SkyMiles Investor Presentation September 14, 2020 Exhibit 99.1

Important Notice and Disclaimer   Forward-Looking Statements   Statements in this Presentation that are not historical facts, including statements about our estimates, expectations, beliefs, intentions, projections or strategies for the future may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current beliefs and expectations of our management with respect to future events and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations. Known material risk factors applicable to Delta are described under the in “Risk Factors Relating to Delta” and “Risk Factors Relating to the Airline Industry” in “Item 1A. Risk Factors” of Delta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, in “Item 1A. Risk Factors” of Part II of Delta’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 and in any subsequent filing incorporated by reference herein, other than risks that could apply to any issuer. All forward-looking statements speak only as of the date made, and Delta undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this Presentation, except to the extent required by law. Financial Information Pro forma financial information included in this Presentation is provided for informational purposes only, has not been prepared in accordance with the standards for such information established by the U.S. Securities and Exchange Commission and may not be an indication of the financial condition or results of operations of Sky Miles IP Ltd. in the future.

Executive Summary Delta was the world’s largest airline by total revenues in 2019 and the most profitable with five consecutive years of $5 billion or more in pre-tax income from 2015 through 2019 SkyMiles is Delta’s customer loyalty program and a key asset for the airline in driving strong customer retention and lifetime value SkyMiles is strategically significant and core to Delta’s ongoing business operations and financial performance In 2019, SkyMiles IP Ltd. (“SMIP”), an indirect wholly-owned subsidiary of Delta, would have generated ~$6.1 billion of cash sales¹ and $2.4 billion of net cash from operations², on a pro forma basis The SkyMiles financing facility will be a long-term, strategic financing program that Delta intends to utilize on a programmatic basis going forward Delta intends to use net proceeds from this financing, after a portion of the proceeds have been deposited in a reserve account, for general corporate purposes and to support the Company’s liquidity position Delta Air Lines, Inc. and SkyMiles IP Ltd. intend to raise up to $6.5 billion in senior secured financing collateralized by all the relevant SkyMiles assets including, but not limited to, relevant SkyMiles Intellectual Property, material SkyMiles agreements including applicable Amex agreements, cash collection accounts, etc. ¹ Cash sales are pro forma for sale of mileage credit (“miles”) to Delta that would have occurred had the structure been in place in 2019. Third-party sales based on historical numbers. SMIP is a newly formed entity for this financing transaction. ² Net cash from operations is pro forma for contemplated transaction purchases from Delta less redemptions, DL Travel Benefits for AX Cardholders, shared services and other that would have occurred had the structure been in place in 2019.

SkyMiles Highlights SkyMiles builds customer loyalty by offering awards, benefits and services to program participants. Members in this program earn miles for flights on Delta and other participating airlines as well as through the purchase of goods and services from non-airline partners such as credit card issuers, retail merchants, hotels and car rental companies SkyMiles has a broadly diversified stream of cash flows with over 75% of pro forma cash flows coming from 3rd parties, including Amex, and partners in travel, retail, lifestyle and hospitality¹ SkyMiles launched in 1981, has over 100 million total Members and would have generated ~$6.1 billion in cash sales in 2019, on a pro forma basis² SkyMiles Overview SkyMiles is core to Delta and contributes to Delta’s industry-leading revenue premium SkyMiles contributes to Delta’s customer loyalty and constant customer engagement SkyMiles enables retention of premium travelers SkyMiles has an extensive network of longstanding partner relationships SkyMiles offers significant diversity of cash flows with a long-term track record of stable and growing performance through cycles SkyMiles has an attractive business model allowing flexibility to control costs and preserve margins Key Credit Strengths ¹ 3rd party cash flows as of the first half of 2020. ² Cash sales are pro forma for sale of miles to Delta that would have occurred had the structure been in place in 2019. Third-party sales based on historical numbers.

Delta's SkyMiles Loyalty Program

Delta's SkyMiles loyalty program established itself as a global leader in loyalty from inception in 1981

Established:	Destinations:	# of Members:	Average Tenure of Medallion Members[1]:	Airlines Partners:	Non-Airline Partners:
1981	1,000+	100M+	16yrs	25+	40+

Earning Miles

(1) Flying on Delta as a SkyMiles Member

- Customer joins SkyMiles loyalty program
- Customer earns miles every time they purchase a ticket and fly on Delta connection or partner airlines
- Delta purchases those miles from SMIP[2]

(2) Spending on a SkyMiles credit card or with SkyMiles partners[3]

- Customers sign up for a SkyMiles credit card or transacts with program partner
- Customers earn miles every time they spend with partner (at least one mile per dollar)
- Partner purchases those miles from SMIP
- As portfolio grows, total credit card spend and partner activity grow, therefore SkyMiles revenues increase

Redeeming Miles

(1) SMIP purchases seats from Delta[2]

(2) SMIP sets the number of miles required for a specific award, thereby controlling the "exchange rate" between miles and dollars

[1] Medallion Members are SkyMiles Members who have achieved special status levels based on their miles flown and eligible purchases made for travel on Delta.
[2] Reflects structure created for transaction.
[3] Earn and redemption from SkyTeam and other partners is similar to earn and redemption on Delta.

DELTA SKYMILES

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SkyMiles Pricing and Cash Flow Mechanics


To be created. Pro forma for financing transaction.
Delta[1]
Purchase of Miles
$
Redemption of Miles
SkyMiles Program
Redemption of Miles
$
Purchase of Miles
3rd Party Redemption Partners
Co-Brand / Accrual Partners
2019 Pro Forma Cash Sales to Delta: 32 %
2019 Pro Forma Cash Sales to Third Parties: 68%

- Monthly purchase of miles by Delta
  - Perpetual operating agreement from closing of transaction

- Monthly / quarterly purchase of miles
  - Amex co-brand agreement to 2029
  - Average 1 to 3 year partner contracts (for partners excluding Amex)
  - Purchase price per mile determined by partner contracts

[1] Includes miles earned and redeemed on SkyTeam and other airline partners.

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SkyMiles Miles Sales and Redemption Overview

SkyMiles manages mileage earning program and redemption activity

Miles Sold

	Air Travel		Non-Air Travel		2019 Pro Forma Total
	DELTA	SKYTEAM	AMERICAN EXPRESS	Hilton HONORS, lyft	
Miles Sold	Delta pays SMIP for each mile earned by Members[1]	SkyTeam and other partner airlines pay for each mile earned by Members for flying with them	Amex pays for miles with every $1 spent on the SkyMiles Amex cards	Non-air partners pay for every mile earned by Members, which they give out as incentives for purchases, renewals, etc	**Cash Received from Mileage Sales: $6.1B[2]**

Miles Redeemed

	Air Travel		Non-Air Travel	2019 Pro Forma Total
	DELTA	SKYTEAM		
Miles Redeemed	SMIP pays Delta for an award seat booked using miles[1]	Payment to SkyTeam and other partner airlines for an award seat booked and flown using miles	*Small amount of non-air travel redemption (~3%)*	**Redemption and Travel Benefits Provided: $3.6B[2]**

[1] Reflects structure created for transaction.
[2] Pro forma for transaction.

DELTA SKYMILES

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Strong Partnership Between SkyMiles and Amex Drives Robust Revenues Amex Contribution to Delta Amex is SkyMiles’ largest partner with over $4 billion in contribution to Delta in 2019 Delta and Amex are two strong consumer brands with a long-term partnership that has existed since 1996 Early renewal in 2019 of SkyMiles’ credit card contract with Amex to 2029 demonstrates the importance to both Delta and Amex Delta represented 8% of Amex billings and 22% of card member loans in 2019 Higher contribution driven by improved economics from most recent partnership renegotiation and extension in 2019, accelerating acquisitions and strong spend growth Contract renewal to 2029 provides platform for significant value creation for both partners; integrated model provides attractive economics and a source of diversification and high-margin revenues

History of Delta-Amex Partnership

Strong and mutually beneficial partnership dating almost 30 years

1991

Delta partners with Amex to participate in the Membership Rewards Program

1996

Delta and Amex joined forces to launch the co-branded Delta SkyMiles Credit Card

2014

Delta and Amex renew partnership through 2020

Amex remuneration to Delta in 2014 totals $2.0 billion. The Delta co-brand credit card portfolio represents ~6% of Amex customer card spend and ~15% of card loans

2019

Delta and Amex extend partnership to 2029

Amex remuneration to Delta in 2019 totals $4.1 billion, up 21% from 2018 and 116% from 2014. The Delta co-brand credit card portfolio represents ~8% of Amex customer card spending and ~22% of card loans in 2019

2020

Relaunched Delta SkyMiles Amex Cards with new designs and benefits for travelers

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Delta SkyMiles Amex Cards

   

	Delta Blue	Delta Gold	Delta Platinum	Delta Reserve
Annual Fee	• $0	• $0 first year, then $99	• $250	• $550
Acquisition Offer	• 10K miles w/ $500 spend	• 35K miles w/ $1K spend	• 40K miles & 5K MQMs w/ $2K spend + $100 Statement Credit w/ a Delta purchase	• 40K miles & 10K MQMs w/ $3K spend
Base Earn	• 1x	• 1x	• 1x	• 1x
Mileage Accelerators	• 2x on Delta • 2x at restaurants	• 2x on Delta • 2x at Restaurants, US Supermarkets For Business Cards • 2x on Delta, Shipping & Advertising	• 3x on Delta & Hotels • 2x at Restaurants & US Supermarkets For Business Cards • 3x on Delta and Hotels • 1.5x on transactions > $5K	• 3x on Delta For Business Cards • 3x on Delta • 1.5x on all purchases after $150K card spend in a calendar year
Spend Bonuses	• N/A	• $100 DL flight credit after $10K spend	• Up to 20K MQMs w/ $50K spend (2 status boosts)	• Up to 60K MQMs w/ $120K spend (4 status boosts)
Credits	• N/A	• N/A	• $100 credit for Global Entry / TSA Pre-Check, once every 4 years	• $100 credit for Global Entry / TSA Pre-Check, once every 4 years
Lounge Access	• N/A	• N/A	• Exclusive Delta Sky Club access for $39 per entry	• Complimentary Delta Sky Club access for card member with 2 single entry passes for guests • Complimentary Amex Centurion Lounge access
Key Benefits	• Pay with Miles • No foreign transaction fees • 20% In-Flight savings	• First checked bag free • Priority boarding • Pay with Miles • No foreign transaction fees • 20% In-Flight savings	• Domestic Companion Certificate for Main Cabin, every year upon renewal • First checked bag free • Priority boarding • Pay with Miles • MQD Waiver • No foreign transaction fees • 20% In-Flight savings	• Domestic Companion Certificate (all cabins), every year upon renewal • First checked bag free • Priority boarding • Upgrade Priority • Access to Complimentary Upgrades • Pay with Miles • MQD Waiver • No foreign transaction fees • 20% In-Flight Savings

DELTA SKYMILES

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Key Credit Strengths

1. SkyMiles is core to Delta and contributes to Delta's industry-leading revenue premium
2. SkyMiles contributes to Delta's customer loyalty and consistent customer engagement
3. SkyMiles enables retention of premium travelers
4. SkyMiles has an extensive network of longstanding partner relationships, allowing members to earn miles on car rental, hotel, retail, dining and other partners
5. SkyMiles offers significant diversity of cash flows with a long-term track record of stable and growing performance through cycles
6. SkyMiles has an attractive business model allowing flexibility to control costs and preserve margins

DELTA SKYMILES

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SkyMiles is Core to Delta, Contributing to Delta's Revenue Premium

- In 2019, SkyMiles Members contributed 60%+ of Delta's ticket revenue with premiums reaching 1.5x higher for Medallion Members[1] than non-SkyMiles Members
- In 2019, SMIP would have generated ~$6.1 billion of pro forma cash sales[2] and $2.4 billion of pro forma cash from operations, net[3], on a pro forma basis
- Current average tenure of 16 years for Medallion Members[1]

SkyMiles has historically driven significant revenue premium to Delta

SkyMiles Members % of Ticket Revenue



+8 pp
60%+
2015
2016
2017
2018
2019

Ticket Revenue Premium to Delta



>1.5x
Non-SkyMiles
SkyMiles
Medallion Members

[1] Medallion Members are SkyMiles Members who have achieved special status levels based on their miles flown and eligible purchases made for travel on Delta.
[2] Cash sales are pro forma for sale of miles to Delta that would have occurred had the structure been in place in 2019. Third-party sales based on historical numbers.
[3] Net cash from operations is pro forma for contemplated transaction purchases from Delta less redemptions, DL Travel Benefits for AX Cardholders, shared services and other that would have occurred had the structure been in place in 2019.

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2 SkyMiles Contributes to Delta's Customer Loyalty and Consistent Customer Engagement


Acquire
Engage with Delta
Earn with partners
Engage across ecosystem
Advocate

ACQUIRE

- Attracting young travelers provides a lifetime pipeline of premium revenue
- Acquisitions have grown 138% from 2015 to 2019
- 68% of Members reside in non-hub cities

ENGAGE

- Creating an attractive virtuous life-cycle promotes deep engagement
  - Engaging with Delta is the fundamental aspiration of earning a free flight
  - Engaging with Delta's strategic partners, specifically Amex, further fuels engagement and loyalty
  - Engaging with our airline and other partnerships stimulates program utility

ADVOCATE

- Growing raving advocates for SkyMiles and Delta strengthens our financials
- Realized ~45% increase in Medallion Net Promoter Score from 2016 to 2019

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SkyMiles Enables Retention of Premium Travelers Attracting the right loyal travelers into our SkyMiles Program provides Delta an opportunity to create a multi-year pipeline of premium revenue Age Demographics Program Tenure Annual Income 3 Member Geography Note: All figures as of year-end 2019. Non-Hub Cities 68%

SkyMiles Has an Extensive Network of Longstanding Partner Relationships 4 Accom. Cars Retail & Other Intern’tl Co-Brands Powered by Hotels.com Co-Brands Non-Air Partnerships¹ Air Partnerships Latin America Asia Europe, Africa, ME Strategic and focused partnerships allow Members to earn miles with 69 partners, and redeem miles with 32 partners across the globe, focusing on the most relevant options for Members ¹ Credit cards not owned by Delta Air Lines or SkyMiles.

SkyMiles Offers Significant Diversity of Cash Flows with a Long-Term Track Record of Stable and Growing Performance through Cycles 5 Delta-Amex entered into the following pre-paid miles transactions since 2008: $1 billion pre-purchase of miles by Amex in 2008, which amortized in 2012-2014 $675 million of annual pre-purchase of miles in December of 2011, 2012, 2013, and 2014 Historical impact of prepaid miles transactions on program cash flows: ¹ Note: Non-GAAP financial measure. The impact of Amex’s advance purchases on cash flows were as follows: 2011: Reflects $675 million advance purchase; 2012, 2013, 2014: Reflects redemptions of $323 million, $336 million, and $341 million respectively in 2012, 2013 and 2014 due to $1 billion pre-purchase of miles executed in 2008 and advance purchase in December of each year offset by redemptions of miles purchased in the prior year; 2015: Reflects redemption of $675 million miles purchased in December 2014 without corresponding purchase in December 2015. ² CAGRs computed based on Adjusted Cash Sales for pre-purchase. 2011-2019² CAGR of ~9% 2015-2019² CAGR of ~12% Adjusted Cash Sales¹ for Pre-Purchase $ 3,094 $ 3,211 $ 3,337 $ 3,662 $ 3,824 Impact of Pre-Purchase of Miles $ 675 $(323) $(336) $(341) $(675)

SkyMiles Has an Attractive Business Model Allowing Flexibility to Control Costs and Preserve Margins 6 SkyMiles Flexibility In 2019, 97% of redemptions were on Delta allowing the flexibility to manage costs by modifying inventory levels and value SkyMiles can adjust the redemption value of miles based on demand on any given day, for example, by reducing the redemption value on a peak demand day prior to a holiday Dynamic pricing model adjusts the redemption value of miles based on demand strength or weakness, seasonality and other factors. This is important to control redemption cost while maintaining the value proposition for members and co-brand cardholders

SkyMiles Summary Financial Profile Note: Amounts may not calculate due to rounding. Amounts represent SMHL Unaudited Pro Forma Consolidated Financial Information.

Recent Performance Commentary Performance Since COVID-19 Outbreak While customer traffic has declined, SkyMiles members remain engaged as they continue to earn miles via their co-branded credit cards Amex sales have not declined at the same rate as the airline, leading to strong cash flow performance 1H20 Redemption Cost and Other includes a non-recurring benefit from award cancellations as a result of the decline in passenger travel due to COVID-19 Note: Amounts may not calculate due to rounding. Amounts are on an unaudited pro forma basis.